LIVE NATION ENTERTAINMENT REPORTS FIRST QUARTER 2013 FINANCIAL RESULTS

- First Quarter Revenue up 6% and Concert Attendance up 12% -

LOS ANGELES – May 7, 2013 – Live Nation Entertainment (NYSE: LYV) today released financial results for the three months ended March 31, 2013.

“We are pleased with our first quarter revenue growth of 6% as compared to last year, driven by a 12% increase in concert attendance. This good start to the year reaffirms the strength and stability of our platforms heading into 2013, and through April 2013, our concert ticket sales for all events this year are up 26% and Ticketmaster ticket counts for events in 2013 are up 8% relative to this point last year,” said Michael Rapino, President and Chief Executive Officer of Live Nation Entertainment. “These ticket volumes, along with the progress on our strategic initiatives across Concerts, Sponsorship & Advertising and Ticketing give us even greater confidence we will deliver our overall growth plans for 2013.”

The company will webcast a teleconference today at 5:00 p.m. Eastern Time to discuss its financial performance. Interested parties should visit the Investor Relations section of the company’s website at www.livenation.com/investors to register for the webcast. Supplemental statistical and financial information provided on the call, if any, will be available under the same link. A replay of the webcast will also be available on the Live Nation website.

FINANCIAL HIGHLIGHTS – 1st QUARTER
($ in millions)

	Q1 2013	Q1 2012	Growth
Revenue
Concerts	$513.5	$448.7	14.4%
Ticketing	325.1	326.5	(0.4%)
Artist Nation	50.3	61.4	(18.1%)
Sponsorship & Advertising	40.1	36.1	11.1%
Other & Eliminations	(5.3)	(4.7)	(12.8%)
	$923.7	$868.0	6.4%

Adjusted Operating Income (Loss)
Concerts	$(13.1)	$(25.0)	47.6%
Ticketing	59.6	72.6	(17.9%)
Artist Nation	(1.1)	(3.0)	63.3%
Sponsorship & Advertising	23.8	20.7	15.0%
Other & Eliminations	0.7	(1.2)	**
Corporate	(17.0)	(15.9)	(6.9%)
	$52.9	$48.2	9.8%

Operating Income (Loss)
Concerts	$(39.8)	$(55.0)	27.6%
Ticketing	15.4	32.3	(52.3%)
Artist Nation	(11.0)	(15.0)	26.7%
Sponsorship & Advertising	23.5	20.6	14.1%
Other & Eliminations	1.0	(1.3)	**
Corporate	(22.3)	(24.4)	8.6%
	$(33.2)	$(42.8)	22.4%

** percentages are not meaningful

As of March 31, 2013, total cash and cash equivalents were $1.2 billion, which includes $441 million in ticketing client cash and $302 million in free cash. Event-related deferred revenue was $774 million as of March 31, 2013, compared to $613 million as of the same date in 2012. Free cash flow was $14 million for the first quarter of 2013 as compared to $24 million in the first quarter of last year due to tax refunds received in the first quarter of 2012.

About Live Nation Entertainment:
Live Nation Entertainment is the world’s leading live entertainment company comprised of four market leaders: Ticketmaster.com, Live Nation Concerts, Artist Nation Management and Live Nation Media/Sponsorship. For additional information, visit www.livenation.com/investors.

Follow us @twitter.com/LiveNationInc

Investor Contact:
Maili Bergman
(310) 867-7000
IR@livenation.com

Media Contact:
Jacqueline Peterson
(310) 360-3051
jacquelinepeterson@livenation.com

LIVE NATION ENTERTAINMENT, INC.
KEY OPERATING METRICS

	Three Months Ended March 31,
	2013	2012
Concerts (1)
Total estimated events:
North America	3,258	3,205
International	1,622	1,600
Total estimated events	4,880	4,805
Total estimated attendance (rounded):
North America	5,056,000	4,360,000
International	3,043,000	2,851,000
Total estimated attendance	8,099,000	7,211,000
Ticketing (2)
Number of tickets sold (in thousands):
Concerts	16,672	16,808
Sports	8,521	8,806
Arts and theater	4,264	4,818
Family	4,570	4,527
Other (3)	1,721	1,751
	35,748	36,710

Gross value of tickets sold (in thousands)	$2,181,851	$2,220,199

Sponsorship & Advertising
Sponsorship revenue (in thousands)	$28,253	$25,717
Online advertising revenue (in thousands)	$11,894	$10,411

(1)
Events generally represent a single performance by an artist. Attendance generally represents the number of fans who were present at an event. Festivals are counted as one event in the quarter in which the festival begins but attendance is split over the days of the festival and can be split between quarters. Events and attendance metrics are estimated each quarter.

(2)
The number and gross value of tickets sold includes primary tickets only and excludes tickets sold for the 2012 Olympics. These metrics include tickets sold during the period regardless of event timing except for our promoted events in our owned and/or operated buildings and in certain European territories where these tickets are recognized as the events occur. The total number of tickets sold for the three months ended March 31, 2013 and 2012 excludes 28 million and 31 million tickets sold, respectively, through our venue clients’ box offices for which we do not receive a fee.

(3)	Other category includes tickets for comedy shows, facility tours, donations, lectures, seminars and cinemas.

LIVE NATION ENTERTAINMENT, INC.
CONSOLIDATED STATEMENTS OF OPERATIONS
(unaudited)

	Three Months Ended March 31,
	2013	2012
	(in thousands except share and per share data)
Revenue	$923,698	$867,997
Operating expenses:
Direct operating expenses	576,934	538,714
Selling, general and administrative expenses	279,522	268,135
Depreciation and amortization	82,165	79,713
Gain on disposal of operating assets	(3,597)	(288)
Corporate expenses	20,655	23,217
Acquisition transaction expenses	1,208	1,309
Operating loss	(33,189)	(42,803)
Interest expense	28,151	29,710
Interest income	(1,768)	(900)
Equity in earnings of nonconsolidated affiliates	(2,582)	(3,881)
Other expense (income), net	3,638	(1,782)
Loss before income taxes	(60,628)	(65,950)
Income tax expense	3,559	4,278
Net loss	(64,187)	(70,228)
Net loss attributable to noncontrolling interests	(948)	(1,078)
Net loss attributable to common stockholders of Live Nation Entertainment, Inc.	$(63,239)	$(69,150)

Basic and diluted net loss per common share attributable to common stockholders of Live Nation Entertainment, Inc.	$(0.33)	$(0.37)

Basic and diluted weighted average common shares outstanding	188,827,190	186,521,520

LIVE NATION ENTERTAINMENT, INC.
CONSOLIDATED BALANCE SHEETS
(unaudited)

	March 31, 2013	December 31, 2012
	(in thousands)
ASSETS
Current assets
Cash and cash equivalents	$1,246,415	$1,001,055
Accounts receivable, less allowance of $20,276 and $19,794, respectively	486,173	415,790
Prepaid expenses	537,246	359,936
Other current assets	49,935	36,031
Total current assets	2,319,769	1,812,812
Property, plant and equipment
Land, buildings and improvements	823,767	852,175
Computer equipment and capitalized software	354,171	338,919
Furniture and other equipment	197,330	200,743
Construction in progress	53,538	56,822
	1,428,806	1,448,659
Less accumulated depreciation	727,493	726,873
	701,313	721,786
Intangible assets
Definite-lived intangible assets, net	683,052	724,463
Indefinite-lived intangible assets	375,900	377,463
Goodwill	1,328,348	1,357,827
Investments in nonconsolidated affiliates	47,730	46,160
Other long-term assets	232,171	250,295
Total assets	$5,688,283	$5,290,806
LIABILITIES AND EQUITY
Current liabilities
Accounts payable, client accounts	$609,848	$557,953
Accounts payable	103,359	102,718
Accrued expenses	572,312	626,723
Deferred revenue	890,755	402,002
Current portion of long-term debt	61,368	62,050
Other current liabilities	15,519	16,726
Total current liabilities	2,253,161	1,768,172
Long-term debt, net	1,671,202	1,677,955
Long-term deferred income taxes	196,845	199,596
Other long-term liabilities	92,996	94,409
Commitments and contingent liabilities
Redeemable noncontrolling interests	42,262	42,100
Stockholders’ equity
Common stock	1,915	1,877
Additional paid-in capital	2,297,383	2,272,882
Accumulated deficit	(971,657)	(908,418)
Accumulated other comprehensive loss	(45,102)	(10,923)
Total Live Nation Entertainment, Inc. stockholders’ equity	1,282,539	1,355,418
Noncontrolling interests	149,278	153,156
Total equity	1,431,817	1,508,574
Total liabilities and equity	$5,688,283	$5,290,806

LIVE NATION ENTERTAINMENT, INC.
CONSOLIDATED STATEMENTS OF CASH FLOWS
(unaudited)

	Three Months Ended March 31,
	2013	2012
	(in thousands)
CASH FLOWS FROM OPERATING ACTIVITIES
Net loss	$(64,187)	$(70,228)
Reconciling items:
Depreciation	30,328	28,936
Amortization	51,837	50,777
Deferred income tax benefit	(3,229)	(3,605)
Amortization of debt issuance costs and discount/premium, net	5,170	3,403
Non-cash compensation expense	6,305	8,979
Gain on disposal of operating assets	(3,597)	(288)
Equity in earnings of nonconsolidated affiliates	(2,582)	(3,881)
Other, net	691	107
Changes in operating assets and liabilities, net of effects of acquisitions and dispositions:
Increase in accounts receivable	(63,146)	(26,374)
Increase in prepaid expenses	(180,243)	(181,927)
Increase in other assets	(32,474)	(29,215)
Increase in accounts payable, accrued expenses and other liabilities	21,773	54,787
Increase in deferred revenue	503,814	433,301
Net cash provided by operating activities	270,460	264,772
CASH FLOWS FROM INVESTING ACTIVITIES
Distributions from nonconsolidated affiliates	1,767	540
Investments made in nonconsolidated affiliates	(1,963)	(864)
Purchases of property, plant and equipment	(25,670)	(28,017)
Proceeds from disposal of operating assets, net of cash divested	8,100	5,648
Purchases of intangible assets	(17)	(10,002)
Decrease (increase) other, net	(853)	525
Net cash used in investing activities	(18,636)	(32,170)
CASH FLOWS FROM FINANCING ACTIVITIES
Proceeds from long-term debt, net of debt issuance costs	89,267	29,587
Payments on long-term debt	(96,674)	(36,844)
Contributions from noncontrolling interests	267	130
Distributions to noncontrolling interests	(1,221)	(3,226)
Proceeds from exercise of stock options	22,332	408
Payments for deferred and contingent consideration	(750)	(10,585)
Net cash provided by (used in) financing activities	13,221	(20,530)
Effect of exchange rate changes on cash and cash equivalents	(19,685)	15,087
Net increase in cash and cash equivalents	245,360	227,159
Cash and cash equivalents at beginning of period	1,001,055	844,253
Cash and cash equivalents at end of period	$1,246,415	$1,071,412

Forward-Looking Statements, Non-GAAP Financial Measures and Reconciliations:
Certain statements in this press release constitute “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995. Such forward-looking statements include, but are not limited to, statements regarding the strength and stability of the company’s platforms heading into 2013 and its ability to deliver its overall growth plans for 2013. Live Nation wishes to caution you that there are some known and unknown factors that could cause actual results to differ materially from any future results, performance or achievements expressed or implied by such forward-looking statements, including but not limited to operational challenges in achieving strategic objectives and executing on the company’s plans, the risk that the company’s markets do not evolve as anticipated, the potential impact of the economic slowdown and operational challenges associated with selling tickets and staging events.
Live Nation refers you to the documents it files from time to time with the U.S. Securities and Exchange Commission, or SEC, specifically the section titled “Item 1A. Risk Factors” of the company’s most recent Annual Report filed on Form 10-K and Quarterly Reports on Form 10-Q and its Current Reports on Form 8-K, which contain and identify other important factors that could cause actual results to differ materially from those contained in the company’s projections or forward-looking statements. You are cautioned not to place undue reliance on these forward-looking statements which speak only as of the date on which they are made. All subsequent written and oral forward-looking statements by or concerning Live Nation are expressly qualified in their entirety by the cautionary statements above. Live Nation does not undertake any obligation to publicly update or revise any forward-looking statements because of new information, future events or otherwise.
This press release contains certain non-GAAP financial measures as defined by SEC Regulation G. A reconciliation of each such measure to its most directly comparable GAAP financial measure, together with an explanation of why management believes that these non-GAAP financial measures provide useful information to investors, is provided below.
Adjusted Operating Income (Loss), or AOI, is a non-GAAP financial measure that the company defines as operating income (loss) before acquisition expenses (including transaction costs, changes in the fair value of accrued acquisition-related contingent consideration arrangements, payments under the Azoff Trust note and acquisition-related severance), depreciation and amortization (including goodwill impairments), loss (gain) on disposal of operating assets and non-cash and certain stock-based compensation expense (including expense associated with grants of certain stock-based awards which are classified as liabilities). The company uses AOI to evaluate the performance of its operating segments. The company believes that information about AOI assists investors by allowing them to evaluate changes in the operating results of the portfolio of the businesses separate from non-operational factors that affect net income, thus providing insights into both operations and the other factors that affect reported results. AOI is not calculated or presented in accordance with GAAP. A limitation of the use of AOI as a performance measure is that it does not reflect the periodic costs of certain amortizing assets used in generating revenue in the company’s business. Accordingly, AOI should be considered in addition to, and not as a substitute for, operating income (loss), net income (loss), and other measures of financial performance reported in accordance with GAAP. Furthermore, this measure may vary among other companies; thus, AOI as presented herein may not be comparable to similarly titled measures of other companies.
Free Cash Flow is a non-GAAP financial measure that the company defines as Adjusted Operating Income (Loss) less maintenance capital expenditures, less net cash interest expense, less cash taxes, less net distributions to noncontrolling interest partners, plus distributions from investments in nonconsolidated affiliates net of contributions to investments in nonconsolidated affiliates. The company uses free cash flow, among other measures, to evaluate the ability of its operations to generate cash that is available for purposes other than maintenance capital expenditures. The company believes that information about free cash flow provides investors with an important perspective on the cash available to service debt and make acquisitions. Free cash flow is not calculated or presented in accordance with GAAP. A limitation of the use of free cash flow as a performance measure is that it does not necessarily represent funds available for operations and is not necessarily a measure of the company’s ability to fund its cash needs. Accordingly, free cash flow should be considered in addition to, and not as a substitute for, operating income (loss) and other measures of financial performance reported in accordance with GAAP. Furthermore, this measure may vary among other companies; thus, free cash flow as presented herein may not be comparable to similarly titled measures of other companies.
Free Cash is a non-GAAP financial measure that the company defines as cash and cash equivalents less ticketing-related client funds, less event-related deferred revenue, less accrued expenses due to artists and for cash collected on behalf of others for ticket sales, plus event-related prepaids. The company uses free cash as a proxy for how much cash it has available to, among other things, optionally repay debt balances, make acquisitions and fund revenue generating capital expenditures. Free cash is not calculated or presented in accordance with GAAP. A limitation of the use of free cash as a performance measure is that it does not necessarily represent funds available from operations and it is not necessarily a measure of our ability to fund our cash needs. Accordingly, free cash should be considered in addition to, and not as a substitute for, cash and cash equivalents and other measures of financial performance reported in accordance with GAAP. Furthermore, this measure may vary among other companies; thus, free cash as presented herein may not be comparable to similarly titled measures of other companies.

Reconciliations of Non-GAAP Measures to Their Most Directly Comparable GAAP Measures (Unaudited)

Reconciliation of Adjusted Operating Income (Loss) to Operating Income (Loss)

($ in millions)	Adjusted operating income (loss)	Non-cash and stock-based compensation expense	Loss (gain) on disposal of operating assets	Depreciation and amortization	Acquisition expenses	Operating income (loss)

	Three months ended March 31, 2013

Concerts	$(13.1)	$0.8	$(3.1)	$28.7	$0.3	$(39.8)
Ticketing	59.6	1.5	(0.1)	42.8	-	15.4
Artist Nation	(1.1)	0.1	(0.4)	10.1	0.1	(11.0)
Sponsorship & Advertising	23.8	0.2	-	0.1	-	23.5
Other and Eliminations	0.7	-	-	(0.3)	-	1.0
Corporate	(17.0)	3.7	-	0.8	0.8	(22.3)
Total Live Nation	$52.9	$6.3	$(3.6)	$82.2	$1.2	$(33.2)

	Three months ended March 31, 2012

Concerts	$(25.0)	$1.3	$(0.5)	$28.4	$0.8	$(55.0)
Ticketing	72.6	1.5	(0.1)	39.2	(0.3)	32.3
Artist Nation	(3.0)	0.3	-	11.6	0.1	(15.0)
Sponsorship & Advertising	20.7	0.1	-	-	-	20.6
Other and Eliminations	(1.2)	0.1	0.3	(0.2)	(0.1)	(1.3)
Corporate	(15.9)	5.7	-	0.7	2.1	(24.4)
Total Live Nation	$48.2	$9.0	$(0.3)	$79.7	$2.6	$(42.8)

Reconciliation of Adjusted Operating Income (Loss) to Free Cash Flow

($ in millions)	Q1 2013	Q1 2012
Adjusted operating income	$52.9	$48.2
Less: Cash interest expense — net	(22.5)	(28.5)
Cash taxes	(3.4)	17.9
Maintenance capital expenditures	(11.5)	(10.1)
Distributions to noncontrolling interests	(1.2)	(3.2)
Distributions from (contributions to) investments in nonconsolidated affiliates	(0.2)	(0.3)
Free cash flow	$14.1	$24.0
Revenue generating capital expenditures	(10.0)	(13.3)
Net	$4.1	$10.7

Reconciliation of Cash and Cash Equivalents to Free Cash

($ in millions)	March 31, 2013
Cash and cash equivalents	$1,246.4
Client cash	(441.2)
Deferred revenue — event related	(773.8)
Accrued artist fees	(26.1)
Collections on behalf of others	(60.0)
Prepaids related to artist settlements/events	357.0
Free cash	$302.3